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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 22, 2003

                        PARAMETRIC TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      Massachusetts                     0-18059                  04-2866152
(State or other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                140 Kendrick Street, Needham, Massachusetts 02494

              (Address of principal executive offices and zip code)


                         Registrant's telephone number,
                              including area code:

                                 (781) 370-5000


Item 12.      Results of Operations and Financial Condition.

On October 22, 2003 the company issued a press release announcing results for the fiscal quarter and year ended September 30, 2003. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Parametric Technology Corporation


Date: October 21, 2003              By:    /s/ Cornelius F. Moses, III
                                           -------------------------------------
                                           Cornelius F. Moses, III
                                           Executive Vice President and
                                           Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.                    Description

99.1 Press release issued by Parametric Technology Corporation on October 22, 2003.